Sanara MedTech Overview

June 2024

Sanara MedTech
Evidence Based Healing

Disclaimers

This presentation contains forward-looking statements that discuss expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Sanara MedTech Inc. (the "Company," "Sanara," "we," "our" or "us"). All statements other than statements of historical fact contained herein are forward-looking statements. These statements may be identified by terms such as "aims," "anticipates," "believes," "contemplates," "continue," "could," "estimates," "expect," "forecast," "guidance," "intend," "may," "plan," "possible," "potential," "predicts," "preliminary," "projects," "seeks," "should," "targets," "will," or "would," or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include, among others, statements concerning the identification of potential acquisitions and growth initiatives, the intended use of net proceeds from the CRG facility, the efficacy of the InfuSystem partnership, the efficacy of BIASURGE, the development and launch of new products, the timing of commercialization of our products, the regulatory approval process and expansion of the Company's business in telehealth and wound care. These items involve risks, contingencies and uncertainties such as uncertainties associated with Sanara's ability to build out its executive team, our ability to identify and effectively utilize the net proceeds of the CRG term loan to support the Company's growth initiatives, the development and process for obtaining regulatory approval for new products, the extent of product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, the ability to consummate and integrate acquisitions, and other risks, contingencies and uncertainties detailed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q as well as other documents the Company files with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sales of securities, in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

CAUTION: This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

Sanara MedTech

Portfolio Built to Complement Surgical Outcomes & Reduce Post-Op Cost

Mission Statement

Sanara MedTech empowers surgeons to maximize patient outcomes through innovative MedTech products that deliver unparalleled value.

Sales Overview

- Products were sold in over 1,080 hospitals/ASCs across 34 states plus the District of Columbia[(1)] in the TTM
- Products are contracted or approved to be sold in more than 3,000 hospitals/ASCs as of March 31, 2024
- Products are used on average in 500-600 facilities across the nation on a monthly basis YTD

Key Differentiators Driving Future Growth

- Highly accomplished sales team
- Multiple selling opportunities per case
- Significant greenfield hospital opportunities
- In-house experienced R&D team driving new product development

(1) Based on a minimum of $50,000 revenue in the TTM.

SMTI History
Continuous Innovation and Expansion



2018
- Catalyst Group Inc. acquires license for CellerateRX
- Catalyst forms JV with Sanara predecessor and gains majority control

2019
- Company name changed to Sanara MedTech
- Catalyst begins to build out experienced Board of Directors
- $10 million PIPE to drive growth

2020
- Sanara uplists to NASDAQ Capital Market
- Continued growth in sales team and Board of Directors

2021
- Raised $32 million in public offering of common stock
- Rochal (R&D) asset acquisition completed
- Cook Biotech Inc. products launched

2022
- Scendia Biologics, LLC acquisition
- InfuSystem Partnership executed

2023
- BIASURGE product launch
- Acquisition of CellerateRX assets
- ALLOCYTE Plus launched
- Signed with major national GPO

2024
- Tufts peptide license agreement
- $55 million debt facility to drive future growth

Sanara MedTech Product Portfolio
Product Use Cases Focused on Improving Patient Clinical Outcomes

Sanara MedTech

Bone Fusion

BIFORM® Bioactive Moldable Matrix

ACTIGEN™ Verified Inductive Bone Matrix

ALLOCYTE® Plus Advanced Cellular Bone Matrix

All three products used for support of bone fusion (cervical spine fusion after trauma) depending on surgeon's preference

Soft Tissue

CellerateRX® Surgical Activated Collagen

Example Use: Applied by surgeons to aid in wound healing after reoperation on a knee after initial surgical failure

FORTIFY TRG® Tissue Repair Graft

Example Use: Applied by surgeons to reinforce Achilles tendon after rupture repair surgery

FORTIFY FLOWABLE® ECM

Example Use: Applied by surgeons to aid in wound healing after amputation of the foot

TEXAGEN® Amniotic Membrane Allograft

Example Use: Applied by surgeons as a wound covering after deep debridement

Surgical Cleanser

BIASURGE® Advanced Surgical Solution

Used for medical cleansing and removal of debris, including microorganisms, from wounds



Key Statistics

$11.7 Billion	Medicare spend in Surgical Wounds (including cost of infections), the largest Medicare spend area in wound care [1]
2 - 4%	Average published rate of surgical site infection/complication across all surgery types [2]

Surgical Wound dehiscence across all specialties is a major cause of patient mortality, leading to:

61%	Higher rate of readmission [3]
$40K+	Additional hospital charges [3]
171% & 189%	Projected growth rate of total hips and knee procedures, respectively, by 2030 [4]

(1) "Chronic Wounds: Economic Impact and Costs to Medicare" by Alliance of Wound Care Stakeholders.
(2) Patient Safety Network.
(3) "Consensus Document" by World Union of Wound Healing Societies.
(4) "Projected Volume of Primary and Revision Total Joint Replacement in the U.S. 2030 to 2060" by American Academy of Orthopedic Surgeons.

CellerateRX® Surgical
Proven, Safe, and Effective

Sanara MedTech

Overview

- CellerateRX® Surgical Powder is a medical hydrolysate of Type I bovine collagen and contains no additives.
- Indicated for the management of acute and chronic wounds including:
  - Surgical wounds
  - Traumatic wounds
  - Partial and full-thickness wounds
  - First and second-degree burns
- Sterile product and packaging for use in the operating room
- No adverse events reported
- Contraindications: Known sensitivity to bovine collagen
- Three-year shelf life, store at room temperature and protect from freezing


POWDER
Cellerate RX Surgical
ACTIVATED COLLAGEN®(CRX)

CellerateRX® Surgical Studies
Supports Wound Management To Reduce Surgical Site Infection

Hydrolyzed Collagen Significantly Reduces Surgical Site Infections (Nowrouzi and Awad 2023)[1]


INTERNATIONAL JOURNAL OF SURGERY
Activated Collagen Powder Significantly Reduces Surgical Site Infections in Patients Undergoing Elective Surgery

Objective: Evaluate the effect of using type 1 hydrolyzed collagen in reducing incidence of surgical site infections associated with elective surgeries.

Design: A retrospective analysis of 5,335 patients with similar patient profiles who underwent various surgeries (plastic, vascular, general, oncology, orthopedic, neuro, CVCT, and gynecology) were matched in a 3:1 (non-CellerateRX:CellerateRX) cohort and assessed for SSI rates.

59% reduction in Surgical Site Infections of clean contaminated cases with CellerateRX® Surgical

Clinically meaningful difference in in SSI rate with CellerateRX® Surgical, 1.54% vs. 3.36%

(1) Nowrouzi R, Awad SS (2023) Activated Collagen Powder Significantly Reduces Surgical Site Infections in Patients Undergoing Elective Surgery. J Surg 8: 1918

Tissue Health Plus (Formerly WounDerm)

Post-Acute Value-Based Care Strategy

Sanara MedTech

- ***Exploring ways to accelerate commercialization or find an appropriate partner that can add a value-based component to this strategy.***

1st value-based wound prevention and treatment program targeting payers and risk bearing entities. Bundles advanced products, wound care technology, and clinical delivery

Products

- *Advanced dressings*
- *Advanced wound biologics*
- *Negative pressure pumps*

Technology

- *Point of care imaging*
- *Point of care diagnostics*
- *Clinician pathway guidance*
- *Remote patient monitoring*
- *Patient education & engagement*

Delivery

- *Virtual care coordination & navigation center*
- *Integrated MSO network of travelling wound provider groups, podiatrists & home health clinicians*
- *Integration with primary care physicians*

- **~$5.25B opportunity = 15% of ~$35B (1) (2) total annual spend (Medicare + Medicare Advantage + Employer)**

Key Market Drivers

Aging Population

Acute Shortage of Wound Care Expertise

Spiraling Wound Care Costs

Demand for Value-Based Models

(1) For Medicare & Medicare Advantage Spend :https://doi.org/10.1080/13696998.2023.2232256.
(2) For Employer Spend: THP estimate based on chronic wound prevalence, average wound treatment cost, and number of employed U.S adults

Financial Highlights
Continued Growth, Focus on Profitability

Sanara MedTech

<u>**Overview**</u>

- **Revenue**
  - In the first quarter of 2024, the Company generated a record $18.5 million in sales, representing a tenth consecutive record revenue quarter for the Company.
  - In 2023, the Company generated net revenues of $65.0 million compared to net revenues of $45.8 million for the year ended December 31, 2022, a 42% increase from the prior year. Additionally, the Company grew sales across all major product lines during 2023.

- **Net Loss**
  - Sanara reported a net loss of $1.8 million for the quarter ended March 31, 2024, compared to a net loss of $1.2 million for the quarter ended March 31, 2023.
  - For the year ended December 31, 2023, Sanara had a net loss of $4.4 million, compared to a net loss of $8.1 million for the year ended December 31, 2022.

- **Adjusted EBITDA**
  - Sanara generated positive Adjusted EBITDA(1) in each of the previous three quarters.

- **Cash as of March 31, 2024:** $2.8 million
  - In April 2024, Sanara entered into a $55.0 million non-dilutive term loan agreement with CRG LP, a healthcare focused investment fund, to support the Company's growth initiatives in 2024 and 2025. Sanara received $15.0 million in gross proceeds at closing and can draw up to $40.0 million in additional funds.

(1) Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix for additional information.

Thank You

Sanara MedTech
Evidence Based Healing

Appendix

Sanara
MedTech
Evidence Based Healing

Non-GAAP Financial Measure

Use of Non-GAAP Financial Measure

To supplement the Company's financial information presented in accordance with generally accepted accounting principles in the United States ("GAAP"), we present certain non-GAAP financial measures in this press release and on the related teleconference call, including Adjusted EBITDA. The Company's management uses these non-GAAP financial measures, both internally and externally, to assess and communicate the financial performance of the Company. The Company defines Adjusted EBITDA as net loss excluding interest expense/income, provision/benefit for income taxes, depreciation and amortization, non-cash share-based compensation expense, change in fair value of earnout liabilities, and gains/losses from the disposal of property and equipment. The Company believes Adjusted EBITDA is useful to investors because it facilitates comparisons of its core business operations across periods on a consistent basis. Accordingly, the Company adjusts for items such as change in fair value of earnout liabilities when calculating Adjusted EBITDA because the Company believes that it is not related to the Company's core business operations.

The Company's non-GAAP financial measures are not in accordance with, nor an alternative for, measures conforming to GAAP and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company continues to provide all information required by GAAP, but it believes that evaluating its ongoing operating results may not be as useful if an investor or other user is limited to reviewing only GAAP financial measures. The Company does not, nor does it suggest that investors should, consider these non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Material limitations associated with the use of such measures include that they do not reflect all costs included in operating expenses and may not be comparable with similarly named financial measures of other companies. Furthermore, these non-GAAP financial measures are based on subjective determinations of management regarding the nature and classification of events and circumstances. The Company presents these non-GAAP financial measures to provide investors with information to evaluate the Company's operating results in a manner similar to how management evaluates business performance. To compensate for any limitations in such non-GAAP financial measures, management believes that it is useful in understanding and analyzing the results of the business to review both GAAP information and the related non-GAAP financial measures. Whenever the Company uses a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure. Investors are encouraged to review and consider these reconciliations.

Reconciliation of GAAP to Non-GAAP Financial Measures

Sanara MedTech

Reconciliation of Net Loss to Adjusted EBITDA (Unaudited):

	Three Months Ended March 31,	
	2024	**2023**
Net Loss	$ (1,764,184)	$ (1,177,900)
Adjustments		
Interest expense and other	267,336	6
Depreciation and amortization	1,105,420	778,875
Noncash share-based compensation	803,386	597,305
Change in fair value of earnout liabilities	(65,678)	(452,687)
Noncontrolling interest	(34,859)	(38,429)
Adjusted EBITDA	$ 311,421	$ (292,830)

Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2023	**2022**	**2023**	**2022**
Net Loss	$ (262,444)	$ (4,163,485)	$ (4,439,902)	$ (8,092,328)
Adjustments				
Interest expense and other	269,783	-	458,083	-
Income tax benefit	-	-	-	(5,844,796)
Depreciation and amortization	1,094,783	814,316	3,675,026	2,371,068
Noncash share-based compensation	860,559	781,097	3,442,722	3,790,817
Change in fair value of earnout liabilities	(1,954,985)	111,630	(3,449,895)	284,746
Loss on disposal of property and equipment	-	(242)	-	2,634
Adjusted EBITDA	$ 7,696	$ (2,456,684)	$ (313,966)	$ (7,487,859)

Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Net Loss to Adjusted EBITDA
(Unaudited)

	Three Months Ended	
	September 30, 2023	September 30, 2022
Net Loss	$ (1,094,949)	$ (1,529,252)
Adjustments		
Interest expense and other	188,294	-
Income tax benefit	-	(1,702,890)
Depreciation and amortization	997,674	814,881
Noncash share-based compensation	857,526	683,202
Change in fair value of earnout liabilities	(681,753)	109,689
Loss on disposal of property and equipment	-	376
Adjusted EBITDA	**$ 266,792**	**$ (1,623,994)**